UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share *	EBIXQ*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On December 28, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of Ebix, Inc. common stock, par value $0.10 per share (“Common Stock”). Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission on February 15, 2024 to delist the Common Stock from the Nasdaq Stock Market, effective at the opening of the trading session on February 26, 2024. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “EBIXQ.”

Item 1.03	Bankruptcy or Receivership

As previously disclosed, on December 17, 2023, Ebix, Inc. (the “Company”), and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases” under the caption In re Ebix, Inc., et al., Case No. 23-80004 (SWE)). On August 2, 2024, the Bankruptcy Court entered Findings of Fact, Conclusions of Law, and Order (I) Confirming the Third Amended Joint Chapter 11 Plan of Ebix, Inc. and Its Debtor Affiliates and (II) Granting Related Relief [Docket No. 848] (the “Confirmation Order”) confirming the Third Amended Joint Chapter 11 Plan of Reorganization of the Company and its Debtor Affiliates (the “Plan”). The Debtors expect that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied (defined in the Plan as the “Effective Date”).

Summary of the Plan

Capitalized terms used but not specifically defined herein have the meanings specified for such terms in the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which includes the Plan as an exhibit, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Claims and Interests in the Debtors (other than the DIP Claims, General Administrative Expense Claims, Professional Claims, and Priority Tax Claims) have been classified into 8 classes, the treatment of which is set forth in Article III of the Plan. Among other things, the Plan provides for (in each case, as more fully described in the Plan:

•

the Global Settlement by and among the Debtors, the DIP Secured Parties, the Prepetition Secured Lender Parties, the Creditors’ Committee, and the Plan Sponsor, pursuant to which, among other things, (i) the Plan Sponsor shall fund the New Money Investment (inclusive of the Plan Sponsor Deposit) in the amount of no less than $145 million, and Holders of the Prepetition Secured Lender Claims shall receive Pro Rata distribution of the net proceeds from the New Money Investment; and (ii) the Plan Sponsor shall fund $3.5 million, which shall be contributed to the GUC Recovery Pool and be distributed only to the Holders of Allowed Non Lender GUC Claims;

•	cancellation of all of the Debtors’ Existing Equity Interests (Class 7), including the Company’s common stock, and issuance of the Reorganized Ebix Interests to the Plan Sponsor on the Effective Date;

•	establishment of the Litigation Trust pursuant to the Litigation Trust Agreement, as applicable; and

•	implementation of Reorganization Transactions to effectuate a corporate reorganization of the Debtors.

Capital Structure

There were 30,901,440 shares of the Company’s common stock outstanding as of August 2, 2024. On the Effective Date, the Company’s common stock will be cancelled, released, and extinguished, and the holders thereof will not receive a distribution or compensation on account of their equity interests. Under the Plan, the Post-Effective Date Debtors’ New Organizational Documents will become effective on the Effective Date. The Reorganized Ebix Interests issued pursuant to the Plan will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) found in section 4(a)(2) of the Securities Act or other available exemption from registration under the Securities Act, as applicable.

Certain Information Regarding Assets and Liabilities of the Company

In the Debtors’ most recent monthly operating report filed with the Bankruptcy Court on July 22, 2024, the Debtors reported total assets of approximately $533 million and total liabilities of approximately $1.05 billion as of June 30, 2024. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Cautionary Note Regarding the Company’s Existing Common Stock

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. On the Effective Date, all of the Company’s Existing Equity will be cancelled, released, and extinguished without any distribution or compensation.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Statements in this Form 8-K that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding Chapter 11 Cases, the Second Amended Plan Support Agreement, the Company’s ability to consummate and complete the Second Amended Plan and continue operating in the ordinary course while the Chapter 11 Cases are pending, the Company’s expected position upon emergence from bankruptcy, the Company’s expected profitability and liquidity and the Company’s preliminary results. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, Such risks and uncertainties include, but are not limited to, risk and uncertainties relating to the Debtors’ continued operation of the business as “debtors-in-possession” the possibility that the Company may not be able to complete a reorganization or sale of all or a portion of the Company’s assets on favorable terms, or at all; the effects of the Chapter 11 Cases, including the increased legal and other professional costs necessary to execute the Chapter 11 Cases, the impact on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 cases on the interests of various constituents and financial stakeholders; the length of time at the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; the Company’s ability to satisfy the conditions and Plan Support Milestones set forth in the Second Amended Plan Support Agreement; the trading price and volatility of the Company’s common stock; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees, and other third parties and regulatory authorities as a result of the Chapter 11 Cases; and the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s current and future reports filed with the Securities and Exchange Commission (the “SEC”). These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Order Confirming the Third Amended Joint Chapter 11 Plan of Reorganization of Ebix, Inc. and its Debtor Affiliates.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2024

EBIX, INC.

By:	/s/ Amit Kumar Garg
Name:	Amit Kumar Garg
Title:	Chief Financial Officer